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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): February 24, 2000





                        RESIDENTIAL ACCREDIT LOANS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-72661             51-0368240
----------------------------           -----------           ----------------
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


           8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (612) 832-7000
                                                           ----- --------
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                                      -2-

Item 5.     Other Events.
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Filing of Computational Materials

      On February 29, 2000, the Registrant will cause the issuance and sale of approximately $218,881,934 initial principal amount of Mortgage Asset- Backed Pass-Through Certificates, Series 2000-QS2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class R-I, Class R-II, Class A-P, Class IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (the "Certificates") pursuant to the Series Supplement, dated as of February 1, 2000, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999 (collectively, the "Pooling and Servicing Agreement"), among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

      In connection with the expected sale of the Series 2000-QS2 Class A-1 through Class A-7 Certificates, Class R-I, Class R-II, Class M-1, Class M-2 and Class M-3 Certificates, other than a de minimis portion of the Class R-I and Class R-II Certificates, (the "Underwritten Certificates") to Bear, Stearns & Co. Inc. (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-72661, which Computational Materials are being filed as exhibits to this report.

      The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

      The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

      The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

      In addition, the actual characteristics and performances of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the

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                                      -3-


Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Financial Information

      Not applicable.

(c)   Exhibits

Exhibit                 Item 601(a) of Regulation S-K
Number                  Exhibit No.                   Description
------                  -----------                   -----------

1                       99                            Computational Materials


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                                      -4-


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RESIDENTIAL ACCREDIT LOANS, INC.



                                    By:    /s/ Timothy G. Pillar
                                           ---------------------
                                    Name:  Timothy G. Pillar
                                    Title: Vice President

Dated:  February 24, 2000



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                                  EXHIBIT INDEX

            Item 601(a)             Sequentially
Exhibit     of Regulation S-K       Numbered
Number      Exhibit No.             Description                Page
------      -----------             -----------                ----

1           99                      Computational Materials    6



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                                     EXHIBIT